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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 11, 2004

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                              TREY RESOURCES, INC.
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             (Exact name of registrant as specified in its charter)




            DELAWARE                000-50302                     16-1633636
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(State or Other Jurisdiction of    (Commission                (I.R.S. Employer
 Incorporation or Organization)    File Number)              Identification No.)




       293 EISENHOWER PARKWAY,
       LIVINGSTON, NEW JERSEY                                       07039
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(Address of Principal Executive Offices)                         (Zip Code)




        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 973-422-9644


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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 11, 2004, an Asset Purchase Agreement (the "Agreement") dated November 1, 2004 by and among Business Tech Solutions Group, Inc. a New Jersey corporation ("Business Tech"), Peter Conway, an individual and BTSG Acquisition Corp. ("BTSG"), a New Jersey corporation, a wholly owned subsidiary of SWK Technologies, Inc., a Delaware corporation, was executed. The Agreement provided for the purchase by BTSG, a wholly owned subsidiary of SWK Technologies, Inc., which is a wholly owned subsidiary of Trey Resources, of certain Software Assets, as defined in the Agreement, and including, but not limited to the related source code, documentation and related Intellectual Property, as defined in the Agreement, relating to the Software Assets. Additionally, BTSG assumed certain liabilities including a real estate lease and several equipment leases.

Under the terms of the Agreement, Business Tech was paid $35,000 of Trey Resources, Inc. Class A Common Stock and a royalty equal to fifteen percent on the net sales of Business Tech's proprietary Software Assets for a period of three years. Additionally, SWK Technologies entered into an employment agreement dated November 1, 2004, with Peter Conway, President and sole shareholder of Business Tech for a term of three years with annual compensation of $120,000 subject to certain adjustments based upon business performance.



ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 17, 2004, the Company announced via press release the Company's financial results for its third quarter ended September 30, 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1. The attached exhibit is provided under Item 2.02 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.



ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

            (c)  List of Exhibits

                  10.1 Asset Purchase Agreement dated November 1, 2004 by and among Business Tech Solutions Group, Inc. a New Jersey corporation, Peter Conway, an individual and BTSG Acquisition Corp., a New Jersey corporation

                  10.2 Employment Agreement dated November 1, 2004 between Peter Conway and SWK Technologies, Inc.

                  99.1 Press release dated November 17, 2004 entitled Trey Resources Reports Third Quarter Financial Results.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TREY RESOURCES, INC.



                                          By: /s/  Mark Meller
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                                              Mark Meller
                                              President, Chief Executive Officer
                                              and Principal Accounting Officer


Date:  November 18, 2004











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                                INDEX OF EXHIBITS


     10.1 Asset Purchase Agreement dated November 1, 2004 by and among Business Tech Solutions Group, Inc. a New Jersey corporation, Peter Conway, an individual and BTSG Acquisition Corp., a New Jersey corporation

     10.2 Employment Agreement dated November 1, 2004 between Peter Conway and SWK Technologies, Inc.

     99.1 Press release dated November 17, 2004 entitled Trey Resources Reports Third Quarter Financial Results.














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